EXHIBIT 32.2

CERTIFICATION PURSUANT TO RULE 13a-14(b) and
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the filing by Wincroft, Inc. (the "Company") of the Quarterly Report on Form 10-QSB for the period ending December 31, 2006 (the "Report"), I, Bartly Loethen, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

/s/ Xiaojin Wang ------------------------ Xiaojin Wang Chief Financial Officer Dated: November 19 , 2007